Short-term Borrowings - 10K	5 Months Ended
Oct. 15, 2023
Debt Disclosure [Abstract]
Short-term Borrowings	Short-term Borrowings
Short-term borrowings consist of $0 and $1,150, of convertible notes due within one year (“Convertible Notes”) as of April 30, 2023, and April 24, 2022, respectively. The Company issued five Convertible Notes to individuals in the aggregate of $775 and three Convertible Notes to individuals in the aggregate of $375, during fiscal year 2022 and 2021, respectively. One of the three Convertible Notes issued in fiscal year 2021 was to a related party for $125. The Convertible Notes accrued interest at 8% annually and matured one year from issuance. Holders of the Convertible Notes had the right, at their option, to convert all of the outstanding principal to shares of Series G Convertible Preferred Stock equal to the quotient of (i) the outstanding principal on the Convertible Note divided by (ii) the conversion price. The conversion price was equal to $10 per share. The Convertible notes and accrued interest were due at maturity date if not exercised. In fiscal year 2023, seven of the Convertible Notes in the amount of $1,050 were converted into Series G convertible preferred stock and one of the notes in the amount of $100 was repaid; see Note 12 for further details.